Scudder
Massachusetts
Limited Term
Tax Free Fund

Annual Report
October 31, 1997

Pure No-Load(TM) Funds

A fund designed to seek double-tax-free income, exempt from both Massachusetts and regular federal income taxes consistent with a high degree of principal stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                                    In Brief


o For the 12 months ended October 31, 1997, Scudder Massachusetts Limited Term Tax Free Fund posted a total return of 5.44%. This return outpaced the average performance of the Fund's peers according to Lipper. The Fund's total return performance also placed it in the top 15% of similar funds over one-and three-year periods.


o As of October 31, 1997, Scudder Massachusetts Limited Term Tax Free Fund's 30-day net annualized SEC yield was 3.90%, equivalent to an 7.36% taxable yield for Massachusetts investors subject to the 46.85% combined federal and state income tax rate.


o Scudder Massachusetts Limited Term Tax Free Fund received a four-star rating from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through October 31, 1997.*




* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three-year performance, and was rated among 1,448 and 676 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.


                               Table of Contents

   3  Letter from the Fund's President    17  Notes to Financial Statements
   4  Performance Update                  19  Report of Independent Accountants
   5  Portfolio Summary                   20  Tax Information
   6  Portfolio Management Discussion     21  Shareholder Meeting Results
   9  Glossary of Investment Terms        24  Officers and Trustees
  10  Investment Portfolio                25  Investment Products and Services
  13  Financial Statements                26  Scudder Solutions
  16  Financial Highlights


              2 - Scudder Massachusetts Limited Term Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Massachusetts Limited Term Tax Free Fund's performance over its most recent fiscal year. As of October 31, 1997, the Fund posted a 7.36% tax equivalent yield for investors in the highest state and federal tax brackets, significantly higher than current CD rates. The Fund earned a 5.44% total return over the 12-month period. In addition, the Fund earned a four-star Morningstar rating (see "In Brief" on page two for more information). Lastly, the Massachusetts economy is strong, its debt burden is manageable, and the State has recently received a credit upgrade from a major ratings agency. Please read the discussion beginning on page 8 for more information.

     The past year saw volatile interest rates. Over the period, bond prices inched upward. Leading to the volatility was the fact that as one statistic which might imply a resurgence of inflation was announced, it was soon followed by two others that more than allayed such fears. We would not be surprised if the coming year saw a similar pattern.

     For those interested in other offerings from Scudder, we would like to take this opportunity to tell you about a recent addition to Scudder's family of funds -- Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach to international investing may appreciate the Fund's emphasis on the dividend paying stocks of established companies listed on foreign exchanges.

     Please see pages 25 through 27 for more information on Scudder products and services. As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your account or any Scudder fund. Thank you for investing with Scudder.

     Sincerely,

     /s/David S. Lee

     David S. Lee
     President,
     Scudder Massachusetts Limited Term Tax Free Fund

              3 - Scudder Massachusetts Limited Term Tax Free Fund

PERFORMANCE UPDATE as of October 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
10/31/97        $10,000   Cumulative  Annual
------------------------------------------------
SCUDDER MASSACHUSETTS LIMITED TERM
TAX FREE FUND
TICKER SYMBOL:     SMLFX
------------------------------------------------
1 Year          $ 10,544     5.44%     5.44%
Life of Fund*   $ 11,849    18.49%     4.68%
------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
(3 YEAR)
------------------------------------------------
1 Year          $ 10,551     5.51%     5.51%
Life of Fund*   $ 11,978    19.78%     5.04%
------------------------------------------------
*The Fund commenced operations on February 15, 1994.
 Index comparisons begin February 28, 1994

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,912
10/94          $10,030
4/95           $10,414
10/95          $10,840
4/96           $10,997
10/96          $11,271
4/97           $11,425
10/97          $11,885

LEHMAN BROTHERS MUNICIPAL BOND INDEX
(3 year)
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,938
10/94          $10,058
4/95           $10,401
10/95          $10,862
4/96           $11,051
10/96          $11,352
4/97           $11,561
10/97          $11,978

The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31

                               1994*       1995         1996        1997
                             ----------------------------------------------
NET ASSET VALUE.........    $ 11.64      $ 12.02      $ 11.99      $ 12.10
INCOME DIVIDENDS........    $   .36      $   .54      $   .50      $   .53
FUND TOTAL RETURN (%)...        .00         8.08         3.98         5.44
INDEX TOTAL RETURN (%)..        .56         8.01         4.51         5.51

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

              4 - Scudder Massachusetts Limited Term Tax Free Fund

PORTFOLIO SUMMARY as of October 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Hospital/Health                    31%
Other General Obligation/
Lease                              22%
Housing Finance Authority           9%
Higher Education                    8%
Student Loans                       5%
Water/Sewer Revenue                 4%
Electric Utility Revenue            4%
Pollution Control/Industrial
Development                         4%
State General Obligation            3%
Miscellaneous Municipal            10%
--------------------------------------
                                  100%
--------------------------------------
The Fund is broadly diversified, with
holdings in several categories of
Massachusetts revenue and general
obligation bonds.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                               71%
AA                                10%
A                                  7%
BBB                               10%
BB                                 1%
Not Rated                          1%
--------------------------------------
                                  100%
--------------------------------------
Weighted average quality: AA

Overall quality remains high, with
over 80% of the bonds in the Fund's
portfolio rated AAA or AA.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                   11%
1 - 5 years                        55%
5 - 10 years                       34%
----------------------------------------------
                                  100%
----------------------------------------------
Weighted average effective maturity: 4.32 years

We continued to maintain a longer-than-neutral average maturity to capitalize on the favorable outlook for five- to 10-year Massachusetts municipal bonds.

For more complete details about the Fund's investment portfolio, see page 10.


              5 - Scudder Massachusetts Limited Term Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

For its most recent fiscal year ended October 31, 1997, Scudder Massachusetts Limited Term Tax Free Fund earned a solid 5.44% total return. This consisted of a $0.11 increase in net asset value to $12.10 and income distributions of $0.53 per share. This return outpaced the Lipper average of similar funds over one- and three-year periods, and the Fund placed in the top 15% of similar funds over these two time periods.

On October 31, 1997, the Fund's 30-day net annualized SEC yield was 3.90%, equivalent to a taxable yield of 7.36% for shareholders subject to the 46.85% maximum combined state and federal income tax rate. As shown in the accompanying graph, the Fund's tax-equivalent yield has consistently exceeded the average yield of two-year CDs tracked nationally.

 ========================================================
 Scudder Massachusetts Limited Term Tax Free Fund:
 Outpacing the Averages
 (Average annual returns for periods ended
 October 31, 1997)
 ========================================================
                                       Number
              Scudder                    of
              MALTTFF    Lipper         Funds  Percentile
 Period       return    average  Rank  tracked  Ranking

 1 year        5.44%     4.67%    5  of  38     Top 13%

 3 years*      5.82%     5.10%    4  of  33     Top 12%


Past performance does not guarantee future results.


PRINTED DOCUMENT CONTAINS A LINE CHART HERE:

LINE CHART TITLE:

 Scudder Massachusetts Limited Term Tax Free
 Fund's Tax-Equivalent Yield vs. National Two-
 Year CD Rates

 November 1996 through October 1997


LINE CHART DATA:

                           SMALTTFF         National average
                           tax-equivalent   of two-year CD
                           yield            yields
             -------------------------------------------------

             11/96         5.20                    7.28

                           5.15                    7.38

             1/997         5.17                    7.71

                           5.18                    7.53

             3/097         5.21                    7.81

                           5.37                    8.15

             5/97          5.35                    8.11

                           5.39                    7.81

             7/97          5.36                    7.26

                           5.32                    7.54

                           5.32                    7.51

             10/97         5.29                    7.34


Source of CD data: BanxQuote.

Tax equivalent yields are for the 46.85% maximum federal and state tax rate.


                              Massachusetts Update

The Massachusetts economy continues to lead growth in the New England region. Job creation is still strong, and unemployment is at its lowest level since 1989. The Commonwealth finished its 1997 fiscal year with an operating surplus of $182 million in its General Fund. Massachusetts had anticipated issuing $900 million per year in bonds for the next five years, a total of $4.5 billion, to finance transportation-related capital projects. Due to changes in federal funding for the Central Artery Project, the Commonwealth increased its debt limits for the 1998 and 1999 fiscal years to allow for additional bond issuance of up to $1 billion. The pending legislative approval of a convention center


              6 - Scudder Massachusetts Limited Term Tax Free Fund will also require debt financing, secured by a hotel tax. Although Massachusetts' future debt issuance will be large, the burden should still be manageable, given the Commonwealth's high wealth levels and scheduled debt retirement. Lastly, Massachusetts and its bondholders stand to benefit from the State's recent credit upgrade by a major ratings agency.

                               Portfolio Strategy

Scudder Massachusetts Limited Term Tax Free Fund is designed to deliver double tax-free income through investments primarily in a portfolio of municipal bonds with effective maturities between one and five years. The Fund's management team pursues higher income than is typically available from tax-free money market investments and less share price fluctuation than is found in intermediate- and long-term tax free bonds. The Fund's professional management, economies of scale, liquidity, and ability to diversify its assets continue to offer advantages compared with the holding of individual municipal bonds.

Over the most recent fiscal year, the Fund continued to maintain a longer-than-neutral average maturity (4.3 years at the close of the period) to capitalize on the favorable outlook for the five- to 10-year segment of the municipal bond market. Yields of 10-year municipal bonds, for example, declined on average one third of a percentage point (and prices rose 2.3%) during the 12 months while two-year municipal bond yields and prices were essentially unchanged. The Fund also continued to emphasize premium noncallable bonds, which generally exhibit less price sensitivity than bonds priced at par.

The Fund has substantial holdings of Massachusetts general obligation (G.O.) bonds. These bonds offer attractive value, high overall quality, and relative stability. In addition, we hold a large percentage (29% as of October 31) of pre-refunded bonds in the Fund's portfolio. Bonds are pre-refunded when issuers sell new debt at lower prevailing rates and use the proceeds to establish an escrow account of U.S. Treasury bonds designated to retire the original municipal bonds on their future call dates. These bonds offer the highest quality available in the municipal marketplace, yet are typically priced lower than similar bonds of slightly lower quality. The Fund's overall credit quality remains high, with over 80% of the bonds in the Fund's portfolio rated AAA or AA.

                                     Outlook

As a rising but volatile stock market continued to break records, the past year also witnessed increased activity in the bond market, as large and small investors seeking additional diversification rebalanced their portfolios by adding bonds. Amid Federal Reserve Chairman Greenspan's warnings about wage pressures, the shrinking supply of labor, and the possible runout of the "peace dividend," it's difficult to predict whether the Fed will continue to refrain from raising interest rates in the near future and whether the currently favorable economic and market conditions will prevail over the coming months. We do know, however, that yields and prices of municipal bonds are currently attractive compared with Treasuries, and that the continued low level of U.S. inflation -- aided by business' strong investment in technological advances as


              7 - Scudder Massachusetts Limited Term Tax Free Fund well as subdued economic activity in much of the rest of the world -- is a boon to investors.

We will continue to maintain a conservative investment strategy, including holding premium coupon bonds, diversifying broadly, and keeping the Fund's credit quality high. In addition, the Fund will seek to purchase select 10-year municipal bonds, which are currently priced at attractive levels. We will also search for value by weighing the maturity characteristics, call features, credit quality, and income potential of each bond we consider adding to the Fund's portfolio. Thank you for investing with Scudder Massachusetts Limited Term Tax Free Fund.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon        /s/Kathleen A. Meany

Philip G. Condon           Kathleen A. Meany



                          Scudder Massachusetts Limited
                           Term Tax Free Fund: A Team
                             Approach to Investing

  Scudder Massachusetts Limited Term Tax Free Fund is run by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Philip G. Condon, Lead Portfolio Manager, joined Scudder in 1983 and has 17 years of experience as a portfolio manager and in municipal research. Phil has managed Scudder Massachusetts Limited Term Tax Free Fund since its inception and Scudder Massachusetts Tax Free Fund since 1989. Kathleen A. Meany, Portfolio Manager, joined Scudder in 1988 and has 20 years of municipal sales and portfolio management experience. Kate has managed Scudder Massachusetts Limited Term Tax Free Fund since its inception and Scudder Massachusetts Tax Free Fund since 1988.


              8 - Scudder Massachusetts Limited Term Tax Free Fund

                          Glossary of Investment Terms


GENERAL OBLIGATION BOND   A municipal bond backed by the "full faith and
                          credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue.

INFLATION                 An overall increase in the prices of goods and
                          services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND            An interest-bearing debt security issued by a
                          state or local government entity. Most municipal bonds are exempt from federal income taxes, and many are exempt from state and local income taxes as well.

NET ASSET VALUE (NAV)     The price per share of a mutual fund based on the
                          sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

REVENUE BOND              A municipal bond that uses either the revenues
                          generated by the enterprise being financed or a dedicated revenue stream to pay principal and interest to the bondholder. Municipal projects that issue revenue bonds include airports, hospitals, and water and sewer facilities.

TAXABLE EQUIVALENT YIELD  The level of yield a fully taxable instrument would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD          The standard yield reference for bond funds, based
                          on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN              The most common yardstick to measure the performance
                          of a fund. Total return -- annualized or cumulative
                          -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)


              9 - Scudder Massachusetts Limited Term Tax Free Fund

                              Investment Portfolio as of October 31, 1997

                                                                                                   Credit
                                                                                 Principal       Rating (b)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 6.9%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts
Massachusetts, General Obligation, Dedicated Income Tax:
 Series B, Daily Demand Note, 4%, 12/1/97* ...................................     400,000          MIG1              400,000
 Series E, Daily Demand Note, 4%, 12/1/97* ...................................     100,000          MIG1              100,000
Massachusetts Health & Educational Facilities Authority:
 Capital Assets Program, Series 1989 G-1, Weekly Demand
 Note, 3.4%, 1/1/19 (c)* .....................................................   1,000,000          AAA             1,000,000
 Series D, Weekly Demand Note, 3.5%, 8/1/17* .................................     389,000          MIG1              389,000
 Series D, Weekly Demand Note, 3.85%, 1/1/35 (c)* ............................   3,200,000          SP1+            3,200,000
Massachusetts Industrial Finance Agency, Merritt Care, Daily Demand Note,
4%, 4/1/09* ...................................................................    600,000          MIG1              600,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $5,689,000)                                                            5,689,000
------------------------------------------------------------------------------------------------------------------------------

Intermediate-Term Municipal Investments 93.1%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts
Lowell, MA, General Obligation:
 6%, 12/15/04 (c) ............................................................   2,025,000          AAA             2,206,946
 Prerefunded 2/15/01, 8.3%, 2/15/05** ........................................   1,635,000          AAA             1,883,242
 Series 1992, 6.375%, 8/15/01 ................................................   1,000,000          BBB             1,064,206
Malden, MA, Government Obligation, Series 1997, 5.5%, 8/1/05 (c) ..............  1,570,000          AAA             1,666,382
Massachusetts Bay Transportation Authority General Obligation, Series 1997C,
 5%, 3/1/04 ..................................................................     500,000          A                 513,335
Massachusetts Educational Loan Authority, Issue E, Series A, 6.7%, 1/1/02 .....    415,000          AAA               440,722
Massachusetts General Obligation:
 Series C, Prerefunded 12/1/00, 7.5%, 12/1/07** ..............................     750,000          AAA               837,053
 Series C, Prerefunded 12/1/00, 7%, 12/1/10** ................................     775,000          AAA               840,139
 Series A, 5.25%, 2/1/01 (c) .................................................   3,000,000          AAA             3,099,180
Massachusetts Health & Educational Facilities Authority:
 Berkshire Health System, Series C, 5.9%, 10/1/11 ............................   1,000,000          BBB             1,015,840
 Berkshire Health System, Series D, 5.3%, 10/1/03 (c) ........................   1,350,000          AAA             1,411,925
 Central Massachusetts Medical Center, Series B, 6%, 7/1/02 (c) ..............     500,000          AAA               535,340
 Daughters of Charity, Carney Hospital, Prerefunded 7/1/00, 7.5%, 7/1/05** ...   1,000,000          AAA             1,102,390
 Daughters of Charity, Series D, 4.9%, 7/1/00 ................................     550,000          AA                559,587
 Fairview Extended Care, 1997B, 4.55%, 1/1/21 (c) ............................   1,750,000          AAA             1,762,425
 Massachusetts Eye and Ear Infirmary Series A, 7%, 7/1/01 ....................   2,120,000          BBB             2,195,642

   The accompanying notes are an integral part of the financial statements.


              10 - Scudder Massachusetts Limited Term Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (b)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Medical, Academic & Scientific, Series A:
  5.9%, 1/1/00 ...............................................................     500,000          A                 514,055
  6%, 1/1/01 .................................................................   1,000,000          A               1,039,250
  6.1%, 1/1/02 ...............................................................     500,000          A                 524,820
 Newton-Wellesley Hospital, Series D, Prerefunded 7/1/01, 7%, 7/1/15 (c)** ...   1,500,000          AAA             1,665,375
 St. Joseph's Hospital, Series C, Prerefunded 10/1/99, 9.5%, 10/1/20** .......   3,375,000          AAA             3,771,630
 Valley Regional Health System, Series C, 5.3%, 7/1/00 .......................   1,500,000          AAA             1,537,695
 Wheaton College, Series B, Prerefunded 7/1/99, 7.2%, 7/1/09** ...............     590,000          AAA               631,648
Massachusetts Housing Finance Agency:
 Housing Project Revenue, Series A, 5.2%, 10/1/00 ............................     575,000          A                 587,851
 Multi-Family Housing Project 1988, Series A, Prerefunded 4/1/98,
 8.7%, 4/1/14** ..............................................................   1,430,000          AAA             1,500,742
 Multi-Family Housing Project, Series A, 8.8%, 8/1/21 ........................     665,000          A                 682,230
 Single-Family Mortgage Revenue, Series 3, 7.875%, 6/1/14 ....................   4,000,000          AA              4,081,880
Massachusetts Industrial Finance Agency:
 Boston Museum of Fine Arts, Series 1996, 5.125%, 1/1/04 (c) .................   1,000,000          AAA             1,037,080
 Cape Cod Health Systems, Series 1990, Prerefunded 11/15/00, 8.5%,
 11/15/20** ..................................................................   2,150,000          AAA             2,453,344
 College of the Holy Cross, Series 1996, 5.5%, 3/1/06 (c) ....................   1,000,000          AAA             1,060,940
 East Boston Neighborhood Project, 7.25%, 7/1/06 .............................     930,000          BB                960,011
 Leominister Hospital, Series 1989A, Prerefunded 8/1/99, 8.625%, 8/1/09** ....   2,000,000          AAA             2,188,060
 Merrimack College, Series 1997, 5.5%, 7/1/06 (c) ............................   1,055,000          AAA             1,121,391
 Milton Academy, Revenue Refunding, Series A, Prerefunded 9/1/99,
    7.25%, 9/1/19 (c)** ......................................................     700,000          AAA               753,445
 North Andover Solid Waste, Series A, 6.3%, 7/1/05 ...........................   2,750,000          BBB             2,960,623
 Resource Recovery, North Andover Solid Waste, Series A, 6.15%, 7/1/02 .......     750,000          BBB               785,858
 Worcester Polytechnic, Series 1997II, 5.25%, 9/1/04 (c) .....................   1,065,000          AAA             1,112,744
Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue:
 Prerefunded 7/1/02, 6.75%, 7/1/17** .........................................   1,720,000          AAA             1,927,656
 Series B, 6.3%, 7/1/00 ......................................................     345,000          A                 362,360
 Series B, 6.375%, 7/1/01 ....................................................   1,000,000          A               1,066,480
Massachusetts Port Authority Revenue:
 Series 1997A, 6%, 7/1/04 ....................................................   1,140,000          AA              1,238,838
 USAIR, 5.5%, 9/1/06 (c) .....................................................     640,000          AAA               673,786
Massachusetts Turnpike Authority:
 Series 1996, 5%, 6/1/99 .....................................................     785,000          NR                797,984
 Series 1996A, 5%, 6/1/99 ....................................................     215,000          NR                218,358

   The accompanying notes are an integral part of the financial statements.


              11 - Scudder Massachusetts Limited Term Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (b)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts, Special Obligation:
 Series 1997A, Prerefunded 12/1/01, 5.5%, 6/1/05** ...........................   1,000,000          AA              1,060,310
 Series A, Prerefunded 8/1/01, 5.2%, 6/1/04** ................................   1,000,000          AA              1,040,620
Massachusetts Water Resource Authority
 Series 1991A, Prerefunded 12/01/01, 6.875%, 12/1/11** .......................   1,000,000          AAA             1,117,050
 Series A, Prerefunded 7/15/02, 6.75%, 7/15/12** .............................   1,000,000          AAA             1,121,480
Nantucket, MA, General Obligation, 6.25%, 12/1/02 .............................    250,000          AAA               273,455
New England Education Loan Marketing Corp., Massachusetts Student Loan
 Revenue Refunding, Issue A, 5.8%, 3/1/02 ....................................   3,150,000          AAA             3,305,579
North Attleboro, MA, General Obligation, 6%, 3/1/07 (c) .......................  1,000,000          AAA             1,105,190
South Essex, MA, Sewer District, Series B, Prerefunded 6/1/04, 6.75%,
 6/1/13 (c)** ................................................................   1,000,000          AAA             1,146,790
Southeastern Massachusetts University Building, Series A, 5.5%, 5/1/04 (c) ....  1,010,000          AAA             1,067,540
Springfield, MA, Municipal Purpose Loan, General Obligation, Series 1996,
 6.25%, 8/1/06 (c) ...........................................................   1,000,000          AAA             1,116,910
Worcester, MA, General Obligation, Revenue Refunding, Series G, 6%,
7/1/01 (c) ....................................................................  2,000,000          AAA             2,122,420
Worcester, MA, Government Obligation, Series 1997, 5.75%, 8/1/07 (c) ..........  1,000,000          AAA             1,084,550
Puerto Rico
Puerto Rico Public Building Authority, 6.75%, 7/1/04 (c) ......................  2,250,000          AAA             2,555,258
------------------------------------------------------------------------------------------------------------------------------
Total Intermediate-Term Municipal Investments (Cost $74,780,747)                                                   76,507,640
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $80,469,747) (a)                                                        82,196,640
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $80,481,354. At October 31, 1997, net unrealized appreciation for all securities was $1,715,286. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,728,587 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $13,301.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Services, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

(c)   Bond is insured by one of these companies: AMBAC, HIBI, or MBIA.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

**    Prerefunded: Bonds which are prerefunded are collateralized by U.S.
     Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

   The accompanying notes are an integral part of the financial statements.


              12 - Scudder Massachusetts Limited Term Tax Free Fund

                             Financial Statements

                      Statement of Assets and Liabilities
                            as of October 31, 1997

Assets
------------------------------------------------------------------------------------------------------------------------------
                Investments, at market (identified cost $80,469,747) ...................   $  82,196,640
                Cash ...................................................................          57,801
                Interest receivable ....................................................       1,339,139
                Receivable for Fund shares sold ........................................         110,649
                Deferred organization expenses .........................................           7,250
                Other assets ...........................................................             963
                                                                                           ----------------
                Total assets ...........................................................      83,712,442

Liabilities
------------------------------------------------------------------------------------------------------------------------------
                Payable for investments purchased ......................................       3,905,699
                Dividends payable ......................................................          92,577
                Payable for Fund shares redeemed .......................................         100,368
                Accrued management fee .................................................          28,068
                Other payables and accrued expenses ....................................          59,074
                                                                                           ----------------
                Total liabilities ......................................................       4,185,786
              ---------------------------------------------------------------------------------------------
                Net assets, at market value                                                $  79,526,656
              ---------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------
                Net assets consist of:
                Unrealized appreciation on investments .................................       1,726,893
                Accumulated net realized loss ..........................................        (147,537)
                Paid-in capital ........................................................      77,947,300
              ---------------------------------------------------------------------------------------------
                Net assets, at market value                                                $  79,526,656
              ---------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                Net Asset Value, offering and redemption price per share ($79,526,656/
                   6,573,339 outstanding shares of beneficial interest, $.01 par           ----------------
                   value, unlimited number of shares authorized) .......................          $12.10
                                                                                           ----------------

   The accompanying notes are an integral part of the financial statements.


              13 - Scudder Massachusetts Limited Term Tax Free Fund

                            Statement of Operations
                          year ended October 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Interest ...............................................................   $   3,557,500
                                                                                            -----------------

                 Expenses:
                 Management fee .........................................................         424,432
                 Custodian and accounting fees ..........................................          53,743
                 Services to shareholders ...............................................          61,641
                 Trustees' fees and expenses ............................................          14,916
                 Auditing ...............................................................          35,511
                 Legal ..................................................................           6,819
                 Reports to shareholders ................................................          22,856
                 Registration fees ......................................................           7,406
                 Amortization of organization expenses ..................................           5,625
                 Other ..................................................................           7,522
                                                                                            -----------------
                 Total expenses before reductions .......................................         640,471
                 Expense reductions .....................................................        (121,977)
                                                                                            -----------------
                 Expenses, net ..........................................................         518,494
              ---------------------------------------------------------------------------------------------
                 Net investment income                                                          3,039,006
              ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from investments .....................................           8,891
                 Net unrealized appreciation on investments during the period ...........         676,307
              ---------------------------------------------------------------------------------------------
                 Net gain on investments                                                          685,198
              ---------------------------------------------------------------------------------------------
              ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $   3,724,204
              ---------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.


              14 - Scudder Massachusetts Limited Term Tax Free Fund

                      Statements of Changes in Net Assets

                                                                                  Years Ended October 31,
Increase (Decrease) in Net Assets                                                   1997            1996
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .......................................  $  3,039,006    $  2,561,928
                 Net realized gain (loss) on investments .....................         8,891        (112,182)
                 Net unrealized appreciation (depreciation) on investments
                 during the ..................................................       676,307         (97,803)
                    period
                                                                                --------------  --------------
                 Net increase in net assets resulting from operations ........     3,724,204       2,351,943
                                                                                --------------  --------------
                 Distributions to shareholders from net investment income ....    (3,039,006)     (2,561,928)
                                                                                --------------  --------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................    34,983,831      39,513,439
                 Net asset value of shares issued to shareholders in
                 reinvestment of .............................................     1,974,195       1,674,479
                    distributions
                 Cost of shares redeemed .....................................   (23,621,656)    (30,966,008)
                                                                                --------------  --------------
                 Net increase in net assets from Fund share transactions .....    13,336,370      10,221,910
                                                                                --------------  --------------
                 Increase in net assets ......................................    14,021,568      10,011,925
                 Net assets at beginning of period ...........................    65,505,088      55,493,163
                                                                                --------------  --------------
                 Net assets at end of period .................................  $ 79,526,656    $ 65,505,088
                                                                                --------------  --------------

Other Information
------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................     5,463,378       4,615,167
                                                                                --------------  --------------
                 Shares sold .................................................     2,911,596       3,294,988
                 Shares issued to shareholders in reinvestment of ............       164,273         139,573
                 distributions
                 Shares redeemed .............................................    (1,965,908)     (2,586,350)
                                                                                --------------  --------------
                 Net increase in Fund shares .................................     1,109,961         848,211
                                                                                --------------  --------------
                 Shares outstanding at end of period .........................     6,573,339       5,463,378
                                                                                --------------  --------------

   The accompanying notes are an integral part of the financial statements.


              15 - Scudder Massachusetts Limited Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                 For the Period
                                                                                                February 15, 1994
                                                                                                (commencement of
                                                                                                 operations) to
                                                           Years Ended October 31,                 October 31,
                                                     1997            1996            1995             1994
------------------------------------------------------------------------------------------------------------------------------
                                                  ----------------------------------------------------------------------------
Net asset value, beginning of period ............   $11.99          $12.02          $11.64          $12.00
                                                  ----------------------------------------------------------------------------
Income from investment operations:
Net investment income ...........................      .53             .50             .54             .36
Net realized and unrealized gain (loss) on
   investment transactions ......................      .11            (.03)            .38            (.36)
                                                  ----------------------------------------------------------------------------
Total from investment operations ................      .64             .47             .92             .00
                                                  ----------------------------------------------------------------------------
Less distributions from net investment income ...     (.53)           (.50)           (.54)           (.36)
                                                  ----------------------------------------------------------------------------
Net asset value, end of period ..................   $12.10          $11.99          $12.02          $11.64
                                                  ----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ............................     5.44            3.98            8.08            0.00**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........       80              66              55              36
Ratio of operating expenses, net to average .....      .75             .67             .24              --
   daily net
   assets (%)
Ratio of operating expenses before expense ......      .93             .90             .92            1.44*
   reductions,
   to average daily net assets (%)
Ratio of net investment income to average .......     4.40            4.16            4.56            4.45*
   daily net
   assets (%)
Portfolio turnover rate (%) .....................     9.77            12.4            27.4            26.3*

(a)   Total returns would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized

   The accompanying notes are an integral part of the financial statements.


              16 - Scudder Massachusetts Limited Term Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Massachusetts Limited Term Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market securities are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At October 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $136,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002, ($21,000) and October 31, 2004 ($115,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Cost. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.


              17 - Scudder Massachusetts Limited Term Tax Free Fund

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1997, purchases and sales of investments (excluding short-term) aggregated $23,410,737 and $6,279,490, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until February 28, 1998. For the year ended October 31, 1997, the Adviser imposed fees amounting to $302,455 and the portion not imposed amounted to $121,977, of which $28,068 was unpaid at October 31, 1997.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close by the end of the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SSC aggregated $41,127 of which $3,557 was unpaid at October 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SFAC aggregated $36,000, of which $6,000 was unpaid at October 31, 1997.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1997, Trustees' fees aggregated $14,916.


              18 - Scudder Massachusetts Limited Term Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and to the Shareholders of Scudder Massachusetts Limited Term Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Massachusetts Limited Term Tax Free Fund, including the investment portfolio, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets, for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period February 15, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Massachusetts Limited Term Tax Free Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period February 15, 1994 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 12, 1997


              19 - Scudder Massachusetts Limited Term Tax Free Fund

                                 Tax Information

Of the dividends paid by the Scudder Massachusetts Limited Term Tax Free Fund from net investment income for the taxable year ended October 31, 1997, 100% constituted exempt interest dividends for regular federal income tax and Massachusetts state income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


              20 - Scudder Massachusetts Limited Term Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Massachusetts Limited Term Tax Free Fund (the "Fund") was held on October 24, 1997, at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below.) With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For             Against         Abstain           Broker Non-Votes*
            ---             -------         -------           -----------------

         4,185,753           33,479          75,897                   0

2.    To elect Trustees.

                                                     Number of Votes:
                                                     ----------------

                   Trustee                   For                      Withheld
                   -------                   ---                      --------

      Henry P. Becton, Jr.                4,241,066                    54,064

      Dawn-Marie Driscoll                 4,250,455                    44,675

      Peter B. Freeman                    4,250,455                    44,675

      George M. Lovejoy, Jr.              4,250,455                    44,675

      Dr. Wesley W. Marple, Jr.           4,248,187                    48,942

      Daniel Pierce                       4,248,612                    46,518

      Kathryn L. Quirk                    4,248,612                    46,518

      Jean C. Tempel                      4,250,455                    44,675


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.


                                Number of Votes:
                                ----------------

        For                Against            Abstain         Broker Non-Votes*
        ---                -------            -------         -----------------

     3,925,286             129,294            103,224              137,326

              21 - Scudder Massachusetts Limited Term Tax Free Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997, to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.


                                Number of Votes:

        For                Against            Abstain         Broker Non-Votes*
        ---                -------            -------         -----------------

     3,983,319             105,822             92,880              117,713

5. To approve the revision of certain fundamental investment policies.


                                                                         Number of Votes:
                                                                         ----------------

          Fundamental Policies                   For               Against              Abstain        Broker Non-Votes*
          --------------------                   ---               -------              -------        -----------------

       5.1   Diversification                     N/A                 N/A                  N/A                 N/A

       5.2   Borrowing                        3,894,547            135,006              128,251             137,326

       5.3   Senior securities                3,886,942            134,051              136,811             137,326

       5.4   Concentration                    3,886,942            134,051              136,811             137,326

       5.5   Loans                            3,886,942            134,051              136,811             137,326

       5.6   Underwriting of securities       3,886,942            134,051              136,811             137,326

       5.7   Investment in real estate        3,886,017            134,976              136,811             137,326

       5.8   Purchase of physical             3,886,017            134,976              136,811             137,326
             commodities

       5.9   Investment in California            N/A                 N/A                  N/A                 N/A
             municipal securities

       5.10  Investment in municipal             N/A                 N/A                  N/A                 N/A
             securities

       5.11  Investment in                    3,895,502            134,051              128,251             137,326
             Massachusetts municipal
             securities

       5.12  Investment in New York              N/A                 N/A                  N/A                 N/A
             municipal securities

       5.13  Investment in Ohio                  N/A                 N/A                  N/A                 N/A
             municipal securities

             22 - Scudder Massachusetts Limited Term Tax Free Fund

       5.14  Investment in Pennsylvania          N/A                 N/A                  N/A                 N/A
             municipal securities

       5.15  Investment in short-term            N/A                 N/A                  N/A                 N/A
             municipal securities

       5.16  Elimination of tax               3,895,502            134,051              128,251             137,326
             diversification

       5.17  Purchases of voting                 N/A                 N/A                  N/A                 N/A
             securities

       5.18  Affiliated transactions             N/A                 N/A                  N/A                 N/A

       5.19  Disclosed practices                 N/A                 N/A                  N/A                 N/A

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

               For                      Against                    Abstain
               ---                      -------                    -------

            4,198,748                    19,700                     76,682

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

             23 - Scudder Massachusetts Limited Term Tax Free Fund

                              Officers and Trustees


David S. Lee*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Executive Fellow;
President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Daniel Pierce*
Trustee

Kathryn L. Quirk*
Trustee

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer





                         *Scudder, Stevens & Clark, Inc.

             24 - Scudder Massachusetts Limited Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

              25 - Scudder Massachusetts Limited Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

              26 - Scudder Massachusetts Limited Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


              27 - Scudder Massachusetts Limited Term Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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